SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT
September 8, 2003
(Date of earliest event reported)

COMMISSION FILE NUMBER 0-23732

WINSTON HOTELS, INC.
(Exact name of registrant as specified in its charter)

North Carolina (State of incorporation)	56-1624289 (I.R.S. Employer Identification No.)

2626 Glenwood Avenue, Suite 200
Raleigh, North Carolina 27608
(Address of principal executive offices)
(Zip Code)

(919) 510-6010
(Registrant’s telephone number, including area code)

Item 5. Other Events

On September 8, 2003, the registrant executed the Fifth Amendment to Second Amended and Restated Syndicated Credit Agreement, a copy of which is attached as Exhibit 10.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits.

10.1	Fifth Amendment to Second Amended and Restated Syndicated Credit Agreement, dated September 8, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Winston Hotels, Inc.

Date: October 2, 2003	/s/ Joseph V. Green

Joseph V. Green
Executive Vice President,
Chief Financial Officer and Secretary
(Authorized officer and Principal Financial Officer)

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